Supplement, dated December 10, 2008
to Prospectus and Statement of Additional Information, dated May 1, 2008

SUPPLEMENT
MUTUAL OF AMERICA INVESTMENT CORPORATION

All references to the "Lehman Brothers Aggregate Bond Index", the "Lehman Aggregate Index", and the "Lehman Aggregate Bond Index" in the Prospectus and Statement of Additional Information are hereby deleted and replaced with the "Barclays Capital U.S. Aggregate Index".